Exhibit 32.1

Certification of Chief Executive Officer of
CIGNA Corporation pursuant to 18 U.S.C. Section 1350

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of CIGNA Corporation for the period ending June 30, 2007 (the “Report”):

(1)  complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIGNA Corporation.

/s/ H. Edward Hanway
H. Edward Hanway
Chief Executive Officer
August 1, 2007